UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities

      Exchange Act of 1934 Date of Report (Date of earliest event reported)
                      February 18, 2005 (February 17, 2005)

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


        DELAWARE                     0-31226                  76-0685039
(State of Incorporation      (Commission File Number)      (I.R.S. Employer
   or Organization)                                       Identification No.)


                 585 East 1860 South, Provo, Utah                    84606
                 Address of Principal Executive Offices             Zip Code

                                 (801) 724-6913
                         Registrant's telephone number,
                               including area code


             5959 Corporate Drive, Suite LL250, Houston, Texas 77036
                  Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02  Results of Operations and Financial Conditions.

     On February 18, 2005, INVESTools Inc. (the "Company") announced its balance of cash, marketable securities and restricted cash for the fourth quarter. For purposes of this Item 2.02, a copy of the press release is furnished as Exhibit
99.1 to this report and is incorporated herein by reference. The information contained in this Item 2.02 of Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     (a) On February 18, 2005, the Company announced that management, in consultation with the Company's Audit Committee and its independent registered public accounting firm, KPMG, concluded on February 17, 2005, that the Company's previously issued financial statements filed on Form 10-K for the years ended December 31, 2002 and 2003, and on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2004 should no longer be relied upon. The Company will restate these previously issued financial statements, and management and the Audit Committee have discussed with KPMG the matters affecting the restatement. The determination to restate prior period financial statements is based on preliminary results of an ongoing review of revenue recognition policies by the Company. A copy of the press release announcing the restatement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

10.1     Press release dated February 18, 2005 issued by the Company.
99.1     Press release dated February 18, 2005 issued by the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INVESTOOLS, INC.


                                      By: /s/     Ida K. Kane
                                          ------------------------------
                                                  Ida K. Kane
                                                  Chief Financial Officer

Dated: February 18, 2005



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                                  EXHIBIT INDEX

No.           Description
------        -----------
10.1          Press release dated February 18, 2005 issued by the Company.
99.1          Press release dated February 18, 2005 issued by the Company.